UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/16

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

                                       Dreyfus/Standish Global Fixed Income Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus/Standish Global Fixed Income Fund

ANNUAL REPORT December 31, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/Standish Global Fixed Income Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/Standish Global Fixed Income Fund, covering the 12-month period from January 1, 2016 through December 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over 2016 despite bouts of market volatility stemming from various economic and political developments. In January, stocks declined sharply and long-term interest rates fell in response to sluggish global economic growth, falling commodity prices, and worries following the first increase in short-term U.S. interest rates in nearly a decade. However, equities began a sustained rebound in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies, and commodity prices recovered. After a bout of volatility in June stemming from the United Kingdom’s referendum to leave the European Union, stocks generally continued to climb over the summer. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality government bonds moved lower over much of the reporting period amid robust investor demand for current income, but yields surged higher after the election due to expectations of rising interest rates. Corporate-backed bonds fared especially well in this environment.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in 2017. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
January 17, 2017

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016, through December 31, 2016, as provided by David Leduc, CFA, Raman Srivastava, CFA, and Brendan Murphy, CFA, Portfolio Managers of Standish Mellon Asset Management Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended December 31, 2016, Dreyfus/Standish Global Fixed Income Fund’s Class A shares achieved a total return of 2.12%, Class C shares returned 1.37%, Class I shares returned 2.41%, and Class Y shares returned 2.46%.1 In comparison, the Bloomberg Barclays Global Aggregate Bond Index (Hedged) (the “Index”), the fund’s benchmark, produced a total return of 3.95% for the same period.2

Global bonds benefited over much of the reporting period from falling long-term interest rates, but gains were partially erased when rates later climbed. The fund lagged its Index, in part due to shortfalls in its currency strategies.

As of August 24, 2016, the fund’s Index, the Barclays Global Aggregate Bond Index (Hedged), was renamed the Bloomberg Barclays Global Aggregate Bond Index (Hedged).

The Fund’s Investment Approach

The fund seeks to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity, by normally investing at least 80% of its net assets in fixed-income securities. The fund also normally invests at least 65% of its assets in non-U.S. dollar-denominated fixed-income securities of governments and companies located in various countries, including emerging markets. The fund generally invests in eight or more countries, but always invests in at least three countries, one of which may be the United States. The fund’s investments may include bonds, notes, mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stock, and money market instruments. To protect the U.S. dollar value of the fund’s assets, we hedge most, but not necessarily all, of the portfolio’s foreign currency exposure.

The portfolio managers focus on identifying undervalued government bond markets, currencies, sectors, and securities and de-emphasize the use of interest-rate forecasting. The portfolio managers look for fixed-income securities with the most potential for added value, such as those involving the possibility of credit upgrades, unique structural characteristics, or innovative features. The portfolio managers select securities for the fund’s portfolio by using fundamental economic research and quantitative analysis and focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

Economic and Political Factors Drove Market Performance

At the start of 2016, sluggish global growth, plunging commodity prices, and a recent increase in short-term U.S. interest rates caused investors to flock to traditional safe havens. This development hurt riskier emerging-markets and corporate bonds while sending prices of high-quality sovereign bonds higher and their yields lower. Investor sentiment changed dramatically in February, and markets rallied through the spring when U.S. policymakers indicated that they would delay additional rate hikes, commodity prices began to rebound, and foreign currencies gained value against the U.S. dollar. Central banks in Japan and Europe adopted negative short-term interest rates, a move that drove international investors to higher yielding market sectors such as corporate-backed securities and emerging-markets bonds.

In June, concerns surrounding a referendum in Great Britain to leave the European Union produced renewed market volatility, sending yields of U.S. Treasury securities to historical lows. Meanwhile, higher yielding bond market sectors rallied amid robust demand from investors seeking more competitive yields than were available from sovereign bonds in most markets.

DISCUSSION OF FUND PERFORMANCE (continued)

Sovereign bonds gave back most of their previous gains in the weeks after the U.S. election in November as investors looked forward to the stimulative impact of a new presidential administration’s fiscal, tax, and regulatory policies. Consequently, the Index ended the year with a modestly positive total return.

Fund Strategies Produced Mixed Results

Although the fund participated in the global bond market’s moderate gains over the reporting period, its performance compared to the Index was hampered by its currency positions. Most notably, exposure to the Mexican peso and underweighted exposure to the Australian dollar proved counterproductive. In addition, the fund’s allocation to inflation-linked bonds in Europe lagged market averages early in the reporting period when inflationary pressures remained muted. Underweighted exposure to German bonds and security selection shortfalls among commercial mortgage-backed securities also constrained relative results.

An emphasis on emerging-markets bonds, particularly those from Morocco and Middle Eastern nations, produced better relative results. Inflation-linked bonds in Mexico added value, as did underweighted exposure to residential mortgage-backed securities. The fund’s interest rate strategies also proved favorable, including a relatively short duration position in the United States and good timing in shifting the fund’s focus toward shorter maturities in Japan.

At times, the fund employed futures contracts and options to establish its currency and interest rate strategies.

Continued Volatility Expected

As of year-end, we have maintained a generally cautious investment posture in anticipation of rising U.S. interest rates and continued volatility in global financial markets. Therefore, we currently intend to maintain a generally conservative investment posture, including an emphasis on bonds and currencies in international markets that offer relatively attractive values.

January 17, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. The fixed-income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: FactSet —The Bloomberg Barclays Global Aggregate Bond Index (Hedged) provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes eurodollar and euro-yen corporate bonds, Canadian government securities, and USD investment-grade 144A securities. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/Standish Global Fixed Income Fund Class A shares, Class C shares, Class I shares, and Class Y shares and the Bloomberg Barclays Global Aggregate Index (Hedged) (the “Index”)

† Source: FactSet
†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 12/2/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I, and Class Y shares of Dreyfus/Standish Global Fixed Income Fund on 12/31/06 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes eurodollar and euro-yen corporate bonds, Canadian government securities, and USD investment-grade 144A securities. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/16
	Inception Date	1 Year	5 Years		10 Years
Class A shares
with maximum sales charge (4.5%)	12/2/09	-2.48%	2.60%		4.87%	††
without sales charge	12/2/09	2.12%	3.55%		5.36%	††
Class C shares
with applicable redemption charge †	12/2/09	0.37%	2.78%		4.81%	††
without redemption	12/2/09	1.37%	2.78%		4.81%	††
Class I shares	1/1/94	2.41%	3.85%		5.57%
Class Y shares	7/1/13	2.46%	3.88%	††	5.59%	††
Bloomberg Barclays Global Aggregate Index ( Hedged )		3.95%	3.59%		4.39%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 12/2/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish Global Fixed Income Fund from July 1, 2016 to December 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.05	$7.73	2.60	$2.30
Ending value (after expenses)	$986.90	$983.20	988.40	$988.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.12	$7.86	2.64	$2.34
Ending value (after expenses)	$1,021.06	$1,017.34	1,022.52	$1,022.82

† Expenses are equal to the fund’s annualized expense ratio of .81% for Class A, 1.55% for Class C, .52 % for Class I and .46% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2016

Bonds and Notes - 96.6%	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Argentina - 1.0%
Argentine Government, Unscd. Bonds	ARS	21.20	9/19/18	205,775,000		13,252,353
Buenos Aires Province, Sr. Unscd. Notes		5.75	6/15/19	7,050,000	[b]	7,359,848
Buenos Aires Province, Sr. Unscd. Notes		9.13	3/16/24	6,800,000	[b,c]	7,415,400
				28,027,601
Bahrain - .5%
Bahraini Government, Sr. Unscd. Bonds		7.00	10/12/28	14,100,000	[b]	14,441,164
Belgium - .9%
Belgium Government, Unscd. Bonds, Ser. 74	EUR	0.80	6/22/25	22,900,000	[b]	24,990,452
Brazil - 1.0%
Brazilian Government, Sr. Unscd. Bonds		5.63	2/21/47	15,425,000		13,574,000
Brazilian Government, Unscd. Notes	BRL	10.00	1/1/21	49,250,000		14,610,349
				28,184,349
Canada - 4.8%
BMW Canada Auto Trust, Ser. 2016-1A, Cl. A1	CAD	1.37	9/20/18	3,866,406	[b]	2,882,245
Canadian Government, Unscd. Bonds	CAD	1.75	3/1/19	27,650,000		21,022,155
Canadian Government, Unscd. Bonds	CAD	0.75	9/1/20	77,035,000		56,883,633
Canadian Government, Unscd. Bonds	CAD	3.50	12/1/45	12,360,000		11,444,035
CNH Capital Canada Receivables Trust, Ser. 2014-1A, Cl. A2	CAD	1.80	10/15/20	1,488,067	[b]	1,112,395
GMF Canada Leasing Trust, Ser. 16-1A, Cl. A1	CAD	1.38	8/20/18	4,157,584	[b]	3,097,696
GMF Canada Leasing Trust, Ser. 16-1A, Cl. A2	CAD	1.64	3/20/19	5,050,000	[b]	3,761,482
GMF Canada Leasing Trust, Ser. 16-1A, Cl. A3	CAD	1.83	6/21/21	5,800,000	[b]	4,312,299
MBARC Credit Canada, Ser. 2016-AA, Cl. A1	CAD	1.26	9/17/18	14,756,923	[b]	10,998,038
MBARC Credit Canada, Ser. 2016-AA, Cl. A2	CAD	1.53	6/17/19	11,025,000	[b]	8,203,523
MBARC Credit Canada, Ser. 2016-AA. Cl. A3	CAD	1.72	7/15/21	3,350,000	[b]	2,492,606
Teck Resources, Gtd. Notes		6.25	7/15/41	3,575,000		3,463,031
				129,673,138
Colombia - .5%
Colombian Government, Sr. Unscd. Bonds, Ser. B	COP	10.00	7/24/24	37,206,900,000		14,661,588
France - 3.5%
AXA, Sub. Notes	EUR	5.25	4/16/40	3,500,000		4,105,325

Bonds and Notes - 96.6% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
France - 3.5% (continued)
French Government, Unscd. Bonds	EUR	0.50	5/25/26	74,600,000		77,772,530
Numericable-SFR, Sr. Scd. Notes		7.38	5/1/26	3,375,000	[b]	3,459,375
Societe Generale, Gtd. Notes		2.75	10/12/17	4,510,000		4,552,403
Societe Generale, Sr. Unscd. Notes	EUR	2.38	2/28/18	5,300,000		5,743,580
				95,633,213
Germany - 2.0%
Allianz, Jr. Sub. Bonds	EUR	3.38	9/29/49	3,100,000		3,357,697
Allianz, Sub. Notes	EUR	5.63	10/17/42	4,300,000		5,363,150
Driver thirteen UG (haftungsbeschraenkt), Ser. 13, Cl. A	EUR	0.00	2/22/21	2,024,933	[d]	2,134,345
German Government, Unscd. Bonds	EUR	2.50	8/15/46	8,515,000		12,620,607
Globaldrive Auto Receivables, Ser. 16-A, Cl. A	EUR	0.00	1/20/24	3,888,341	[d]	4,101,619
Globaldrive Auto Receivables, Ser. 16-B, Cl. A	EUR	0.13	8/20/24	12,540,536	[d]	13,270,173
KFW, Govt. Gtd. Notes	AUD	4.00	1/16/19	18,050,000		13,455,027
				54,302,618
Hungary - 1.3%
Hungarian Development Bank, Govt. Gtd. Notes		6.25	10/21/20	1,400,000	[b]	1,547,253
Hungarian Government, Unscd. Bonds, Ser. 24/B	HUF	3.00	6/26/24	2,513,500,000		8,745,018
Hungarian Government, Unscd. Bonds, Ser. 25/B	HUF	5.50	6/24/25	6,245,300,000		25,485,892
				35,778,163
Iceland - .9%
Icelandic Government, Unscd. Notes		5.88	5/11/22	22,425,000		25,606,838
Indonesia - .7%
Indonesian Government, Sr. Unscd. Notes	EUR	2.63	6/14/23	1,200,000	[b]	1,272,378
Indonesian Government, Sr. Unscd. Notes		4.35	1/8/27	1,400,000	[b]	1,406,471
Indonesian Government, Sr. Unscd. Notes	EUR	3.75	6/14/28	15,250,000	[b,c]	16,341,634
				19,020,483
Ireland - .3%
AerCap Ireland Capital, Gtd. Notes		4.50	5/15/21	4,550,000		4,726,768
AerCap Ireland Capital, Gtd. Notes		5.00	10/1/21	2,000,000		2,107,500
Irish Government, Unscd. Bonds	EUR	2.40	5/15/30	75,000		91,036
Irish Government, Unscd. Bonds	EUR	2.00	2/18/45	2,150,000		2,429,031
				9,354,335

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 96.6% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Italy - 4.2%
Enel, Sr. Unscd. Bonds	EUR	4.88	2/20/18	2,165,000		2,404,110
Intesa Sanpaolo, Gtd. Notes		3.88	1/15/19	13,308,000		13,548,356
Intesa Sanpaolo, Sr. Unscd. Notes		3.88	1/16/18	3,585,000		3,633,164
Intesa Sanpaolo, Sr. Unscd. Notes	EUR	3.00	1/28/19	1,075,000		1,190,713
Italian Government, Sr. Unscd. Bonds	EUR	4.75	6/1/17	8,685,000		9,334,030
Italian Government, Sr. Unscd. Bonds	EUR	3.50	6/1/18	23,275,000		25,778,610
Italian Government, Sr. Unscd. Bonds	EUR	2.35	9/15/24	32,320,000	[b,e]	39,292,535
Italian Government, Unscd. Bonds	EUR	2.80	3/1/67	21,975,000		20,650,065
				115,831,583
Japan - 15.3%
Development Bank of Japan, Govt. Gtd. Bonds	JPY	1.70	9/20/22	325,000,000		3,041,333
Japanese Government, Sr. Unscd. Bonds, Ser. 118	JPY	0.20	6/20/19	3,147,850,000		27,184,065
Japanese Government, Sr. Unscd. Bonds, Ser. 128	JPY	0.10	6/20/21	14,474,750,000		125,014,158
Japanese Government, Sr. Unscd. Bonds, Ser. 156	JPY	0.40	3/20/36	7,106,500,000		59,281,070
Japanese Government, Sr. Unscd. Bonds, Ser. 19	JPY	0.10	9/10/24	5,811,000,000	[f]	52,599,127
Japanese Government, Sr. Unscd. Bonds, Ser. 20	JPY	0.10	3/10/25	6,182,700,000	[f]	56,159,416
Japanese Government, Sr. Unscd. Bonds, Ser. 307	JPY	1.30	3/20/20	3,206,400,000		28,708,082
Japanese Government, Sr. Unscd. Bonds, Ser. 330	JPY	0.80	9/20/23	14,100,000		127,718
Japanese Government, Sr. Unscd. Bonds, Ser. 336	JPY	0.50	12/20/24	6,809,400,000		60,682,285
Japanese Government, Sr. Unscd. Bonds, Ser. 44	JPY	1.70	9/20/44	513,000,000		5,506,080
				418,303,334
Luxembourg - .7%
Altice Financing, Sr. Scd. Bonds		7.50	5/15/26	3,575,000	[b]	3,726,938
E-Carat, Ser. 16-1, Cl. A	EUR	0.08	10/18/24	8,537,452	[d]	9,018,184
Volkswagen Car Lease, Ser. 22, Cl. A	EUR	0.25	8/21/21	5,231,266	[d]	5,526,272
				18,271,394
Mexico - 1.5%
Banco Nacional de Comercio Exterior, Sr. Unscd. Notes		4.38	10/14/25	7,100,000	[b]	6,975,750
Mexican Government, Sr. Unscd. Bonds, Ser. S	MXN	4.50	12/4/25	115,575,000	[g]	34,847,337
				41,823,087

Bonds and Notes - 96.6% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Morocco - 1.9%
Moroccan Government, Sr. Unscd. Bonds	EUR	3.50	6/19/24	28,760,000		31,997,233
Moroccan Government, Sr. Unscd. Notes	EUR	4.50	10/5/20	9,950,000		11,612,313
Moroccan Government, Sr. Unscd. Notes		4.25	12/11/22	6,695,000		6,855,412
				50,464,958
Netherlands - 4.6%
ABN AMRO Bank, Sr. Unscd. Notes		4.25	2/2/17	5,700,000	[b]	5,717,716
ABN AMRO Bank, Sub. Notes		4.75	7/28/25	9,350,000	[b]	9,495,477
Equate Petrochemical, Gtd. Notes		3.00	3/3/22	7,225,000	[b]	6,907,317
Iberdrola International, Gtd. Notes	EUR	1.13	1/27/23	1,400,000	[c]	1,512,769
Iberdrola International, Gtd. Notes	EUR	5.75	2/27/49	800,000		891,692
Lukoil International Finance, Gtd. Notes		4.75	11/2/26	12,950,000	[b]	13,001,670
Mylan, Gtd. Notes		2.50	6/7/19	6,125,000	[b]	6,093,842
Netherlands Government, Unscd. Bonds	EUR	1.25	1/15/18	17,100,000	[b]	18,376,065
Netherlands Government, Unscd. Bonds	EUR	0.25	1/15/20	4,200,000		4,551,309
Rabobank Nederland, Gtd. Notes		3.38	1/19/17	2,565,000		2,567,355
Rabobank Nederland, Sub. Bonds	EUR	2.50	5/26/26	12,480,000		13,655,798
Schaeffler Finance, Sr. Scd. Notes		4.75	5/15/23	3,375,000	[b]	3,442,500
Shell International Finance, Gtd. Notes		3.75	9/12/46	13,750,000		12,657,645
Teva Pharmaceutical Finance Netherlands II, Gtd. Notes	EUR	1.13	10/15/24	1,700,000		1,730,860
Teva Pharmaceutical Finance Netherlands II, Gtd. Notes	EUR	1.63	10/15/28	1,625,000	[c]	1,607,421
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes		2.80	7/21/23	3,200,000		3,030,122
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes		3.15	10/1/26	5,600,000		5,165,653
Volkswagen International Finance, Gtd. Notes		2.38	3/22/17	3,825,000	[b]	3,835,297
Vonovia Finance, Gtd. Notes		3.20	10/2/17	1,585,000	[b]	1,599,371
Vonovia Finance, Gtd. Notes	EUR	1.63	12/15/20	9,000,000		9,901,895
				125,741,774
New Zealand - 1.6%
New Zealand Government, Sr. Unscd. Bonds, Ser. 0925	NZD	2.00	9/20/25	61,208,000	[h]	44,762,073

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 96.6% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Norway - .3%
Norwegian Government, Unscd. Bonds, Ser. 474	NOK	3.75	5/25/21	61,700,000	[b]	7,959,963
Peru - .4%
Peruvian Government, Sr. Unscd. Bonds	EUR	2.75	1/30/26	6,125,000		6,979,423
Peruvian Government, Sr. Unscd. Bonds		4.13	8/25/27	3,625,000	[c]	3,783,594
				10,763,017
Poland - .7%
Polish Government, Sr. Unscd. Notes	EUR	3.00	1/15/24	5,175,000		6,206,138
Polish Government, Unscd. Bonds, Ser. 0725	PLN	3.25	7/25/25	3,725,000		874,215
Polish Government, Unscd. Notes	EUR	2.00	10/25/46	12,080,000		11,864,081
				18,944,434
Portugal - 1.0%
Portgual Government, Sr. Unscd. Bonds	EUR	2.88	7/21/26	26,450,000		25,966,372
Romania - 1.0%
Romanian Government, Sr. Unscd. Notes	EUR	2.75	10/29/25	7,670,000	[b]	8,432,535
Romanian Government, Unscd. Notes	EUR	2.88	5/26/28	16,450,000	[b]	17,818,842
				26,251,377
Russia - .9%
Russian Government, Sr. Unscd. Bonds		4.75	5/27/26	9,200,000	[b]	9,440,120
Russian Government, Unscd. Bonds, Ser. 6215	RUB	7.00	8/16/23	996,225,000		15,322,897
				24,763,017
Saudi Arabia - .3%
Saudi Arabian Government, Sr. Unscd. Bonds		3.25	10/26/26	8,250,000	[b]	7,832,649
Serbia - .2%
Serbian Government, Sr. Unscd. Notes		7.25	9/28/21	3,600,000		4,024,001
South Korea - 1.8%
Republic of Korea, Sr. Unscd. Bonds, Ser. 2506	KRW	2.25	6/10/25	6,341,600,000		5,327,805
Republic of Korea, Sr. Unscd. Bonds, Ser. 2512	KRW	2.25	12/10/25	51,793,000,000		43,575,203
				48,903,008
Spain - 2.5%
BBVA Subordinated Capital, Gtd. Notes	EUR	3.50	4/11/24	10,000,000		10,989,168
Driver Espana, Ser. 3, Cl. A	EUR	0.68	12/21/26	5,976,843	[d]	6,345,313
Santander International Debt, Gtd. Notes	EUR	4.00	3/27/17	4,200,000		4,462,895
Spanish Government, Sr. Unscd. Bonds	EUR	2.75	4/30/19	15,950,000		17,931,334

Bonds and Notes - 96.6% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Spain - 2.5% (continued)
Spanish Government, Sr. Unscd. Bonds	EUR	1.40	1/31/20	8,794,000		9,657,209
Spanish Government, Sr. Unscd. Bonds	EUR	1.95	4/30/26	225,000		249,850
Spanish Government, Sr. Unscd. Bonds	EUR	5.75	7/30/32	10,275,000		16,489,873
Telefonica Emisiones, Gtd. Notes	EUR	3.96	3/26/21	1,600,000		1,923,451
				68,049,093
Sri Lanka - .5%
Sri Lankan Government, Sr. Unscd. Bonds		5.75	1/18/22	13,100,000	[b]	12,949,560
Supranational - 3.4%
European Investment Bank, Sr. Unscd. Bonds	CAD	1.25	11/5/20	15,050,000	[b]	11,108,293
European Investment Bank, Sr. Unscd. Notes	CAD	1.13	9/16/21	8,500,000		6,173,982
International Bank for Reconstruction & Development, Sr. Unscd. Notes	AUD	3.50	1/24/18	2,800,000		2,049,790
International Bank for Reconstruction & Development, Sr. Unscd. Notes	NZD	3.50	1/22/21	69,975,000		48,802,637
Nordic Investment Bank, Sr. Unscd. Notes	NOK	1.38	7/15/20	215,000,000		24,996,204
				93,130,906
Sweden - .1%
Swedish Government, Unscd. Bonds, Ser. 1047	SEK	5.00	12/1/20	20,660,000		2,749,679
Turkey - .6%
Turkish Government, Unscd. Bonds	TRY	2.35	9/18/24	47,525,000		14,956,827
United Kingdom - 5.4%
Barclays, Jr. Sub. Bonds		7.88	12/29/49	6,000,000		6,083,100
Barclays, Sub. Notes		5.20	5/12/26	8,100,000		8,267,670
British Telecommunications, Sr. Unscd. Notes	EUR	0.63	3/10/21	7,450,000		7,922,732
HSBC Holdings, Sub. Notes		4.38	11/23/26	5,800,000		5,846,197
International Game Technology, Sr. Scd. Notes		6.25	2/15/22	3,275,000	[b]	3,528,813
Lloyds Bank, Sr. Unscd. Notes	EUR	4.63	2/2/17	1,975,000		2,087,347
Lloyds Banking Group, Gtd. Notes		3.10	7/6/21	4,000,000	[c]	4,050,356
Royal Bank of Scotland Group, Sr. Unscd. Notes		3.88	9/12/23	28,725,000		27,592,603
United Kingdom Gilt, Unscd. Bonds	GBP	1.50	1/22/21	15,600,000		20,059,579
United Kingdom Gilt, Unscd. Bonds	GBP	4.25	12/7/40	6,770,000		12,227,250

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 96.6% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
United Kingdom - 5.4% (continued)
United Kingdom Gilt, Unscd. Bonds	GBP	3.25	1/22/44	27,850,000		44,381,454
Vodafone Group, Sr. Unscd. Notes	EUR	1.25	8/25/21	5,400,000		5,905,587
				147,952,688
United States - 30.3%
21st Century Fox America, Gtd. Notes		3.70	10/15/25	2,600,000		2,632,890
A10 Term Asset Financing, Ser. 2013-2, Cl. A		2.62	11/15/27	430,824	[b]	429,138
Abbott Laboratories, Sr. Unscd. Notes		3.75	11/30/26	2,850,000		2,834,570
Abbott Laboratories, Sr. Unscd. Notes		4.90	11/30/46	10,800,000		11,106,320
AbbVie, Sr. Unscd. Bonds	EUR	1.38	5/17/24	8,250,000		8,800,061
Aetna, Sr. Unscd. Notes		1.90	6/7/19	8,150,000		8,133,993
Ally Financial, Gtd. Notes		3.50	1/27/19	3,310,000		3,334,825
Ally Financial, Gtd. Notes		8.00	11/1/31	3,425,000		3,989,851
AmeriCredit Automobile Receivables Trust, Ser. 2013-1, Cl. D		2.09	2/8/19	2,760,000		2,770,678
AmeriCredit Automobile Receivables Trust, Ser. 2013-4, Cl. C		2.72	9/9/19	1,065,000		1,072,191
Amgen, Sr. Unscd. Notes		4.40	5/1/45	2,825,000		2,716,483
Antero Resources, Gtd. Notes		5.63	6/1/23	915,000		941,306
Antero Resources, Sr. Unscd. Notes		5.00	3/1/25	2,775,000	[b]	2,727,853
Apple, Sr. Unscd. Notes		3.25	2/23/26	8,895,000		8,897,446
Aventura Mall Trust, Ser. 2013-AVM, Cl. A		3.74	12/5/32	2,305,000	[b,d]	2,422,048
BAE Systems Holdings, Gtd. Bonds		3.80	10/7/24	1,301,000		1,333,746
BAE Systems Holdings, Gtd. Bonds		3.80	10/7/24	2,800,000	[b]	2,870,476
Barclays Commercial Mortgage Securities Trust, Ser. 2013-TYSN, Cl. A2		3.76	9/5/32	1,245,000	[b]	1,303,068
Bear Stearns ALT-A Trust, Ser. 2004-2, Cl. 2A1		3.02	3/25/34	686,708	[d]	679,619
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2005-PWR10, Cl. AJ		5.59	12/11/40	231,759	[d]	255,434
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2006-PWR14, Cl. AJ		5.27	12/11/38	7,778,360		7,797,417
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR16, Cl. AJ		5.71	6/11/40	7,218,309	[d]	7,249,645

Bonds and Notes - 96.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 30.3% (continued)
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR17, Cl. AJ	5.89	6/11/50	2,000,000	[d]	2,015,126
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR18, Cl. AJ	6.22	6/11/50	950,000	[d]	928,403
Branch Banking & Trust, Sub. Bonds	3.80	10/30/26	10,890,000		11,187,961
Branch Banking & Trust, Sub. Notes	3.63	9/16/25	7,850,000		7,979,172
Capital Auto Receivables Asset Trust, Ser. 2013-3, Cl. D	3.69	2/20/19	855,000		869,451
Capital Auto Receivables Asset Trust, Ser. 2014-1, Cl. D	3.39	7/22/19	900,000		921,001
Capital Auto Receivables Asset Trust, Ser. 2014-2, Cl. C	2.41	5/20/19	2,275,000		2,293,097
Capital Auto Receivables Asset Trust, Ser. 2014-3, Cl. D	3.14	2/20/20	2,850,000		2,893,036
Capital Auto Receivables Asset Trust, Ser. 2015-2, Cl. B	2.29	5/20/20	6,000,000		6,027,535
Capital Auto Receivables Asset Trust, Ser. 2015-2, Cl. D	3.16	11/20/20	7,275,000		7,333,642
Capital One Financial, Sub. Notes	3.75	7/28/26	15,000,000		14,548,695
CarMax Auto Owner Trust, Ser. 2014-4, Cl. D	3.04	5/17/21	2,625,000		2,643,194
CarMax Auto Owner Trust, Ser. 2015-2, Cl. D	3.04	11/15/21	1,000,000		1,001,545
CCO Holdings, Gtd. Notes	5.88	4/1/24	3,420,000	[b,c]	3,659,400
Chrysler Capital Auto Receivables Trust, Ser. 2013-AA, Cl. D	2.93	8/17/20	5,100,000	[b]	5,132,229
Chrysler Capital Auto Receivables Trust, Ser. 2013-BA, Cl. C	2.24	9/16/19	1,135,000	[b]	1,140,824
Chrysler Capital Auto Receivables Trust, Ser. 2015-AA, Cl. D	3.15	1/18/22	3,100,000	[b]	3,073,897
Chrysler Capital Auto Receivables Trust, Ser. 2015-BA, Cl. C	3.26	4/15/21	3,500,000	[b]	3,532,498
Citigroup, Sr. Unscd. Notes	4.65	7/30/45	7,920,000		8,364,977
Citigroup, Sub. Bonds	4.40	6/10/25	5,870,000		6,008,139
Citigroup Commercial Mortgage Trust, Ser. 2013-375P, Cl. C	3.52	5/10/35	150,000	[b,d]	150,213
Colony American Homes, Ser. 2014-1A, Cl. C	2.59	5/17/31	1,625,000	[b,d]	1,624,248
Colony Starwood Homes, Ser. 2016-2A, Cl. A	1.99	12/17/23	12,496,350	[b,d]	12,522,322
Commercial Mortgage Trust, Ser. 2006-C8, Cl. AJ	5.38	12/10/46	14,330,000		14,298,526
Commercial Mortgage Trust, Ser. 2013-WWP, Cl. B	3.73	3/10/31	1,225,000	[b]	1,258,008
Countrywide Alternative Loan Trust, Ser. 2004-18CB, Cl. 4A1	5.50	9/25/34	654,414		670,646
Cox Communications, Sr. Unscd. Notes	3.35	9/15/26	3,250,000	[b]	3,105,255

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 96.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 30.3% (continued)
Crown Castle International, Sr. Unscd. Notes	2.25	9/1/21	4,675,000		4,523,530
Daimler Finance North America, Gtd. Notes	1.50	7/5/19	8,225,000	[b]	8,091,813
Davita Healthcare Partners, Gtd. Notes	5.00	5/1/25	3,600,000		3,550,500
Dell Equipment Finance Trust, Ser. 2015-1, Cl. C	2.42	3/23/20	6,880,000	[b]	6,921,202
Dell Equipment Finance Trust, Ser. 2016-1, Cl. A2	1.43	9/24/18	9,825,000	[b]	9,827,849
DISH DBS, Gtd. Notes	5.88	11/15/24	3,425,000		3,537,169
Drive Auto Receivables Trust, Ser. 2015-AA, Cl. C	3.06	5/17/21	5,750,000	[b]	5,807,501
Drive Auto Receivables Trust, Ser. 2016-CA, Cl. C	3.02	11/15/21	7,850,000	[b]	7,857,144
Drive Auto Receivables Trust, Ser. 2016-CA, Cl. D	4.18	3/15/24	8,000,000	[b]	7,943,146
DT Auto Owner Trust, Ser. 2014-1A, Cl. D	3.98	1/15/21	3,168,146	[b]	3,195,424
DT Auto Owner Trust, Ser. 2014-3A, Cl. D	4.47	11/15/21	2,425,000	[b]	2,473,576
DT Auto Owner Trust, Ser. 2015-3A, Cl. B	2.46	11/15/19	4,700,000	[b]	4,717,585
DT Auto Owner Trust, Ser. 2016-1A, Cl. C	3.54	10/15/21	865,000	[b]	871,394
Duke Energy, Sr. Unscd. Notes	2.65	9/1/26	2,800,000		2,614,797
Duke Energy, Sr. Unscd. Notes	3.75	9/1/46	5,375,000		4,849,040
Dynegy, Gtd. Notes	7.38	11/1/22	1,955,000		1,876,800
Dynegy, Gtd. Notes	7.63	11/1/24	1,770,000	[c]	1,641,675
Federal Home Loan Mortgage Corporation, Structured Agency Credit Risk Debt Notes,	3.16	8/25/24	531,251	[d,i]	532,844
Federal National Mortgage Association Connecticut Avenue Securities, Ser. 2014-C04, Ser. 1M1	2.71	11/25/24	615,312	[d,i]	616,657
First Data, Scd. Notes	5.75	1/15/24	3,425,000	[b]	3,547,033
First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2004-FF4, Cl. M1	1.61	6/25/34	2,252,858	[d]	2,183,834
Flagship Credit Auto Trust, Ser. 2015-2, Cl. A	1.98	10/15/20	1,427,849	[b]	1,430,315
Ford Credit Auto Owner Trust, Ser. 2014-A, Cl. B	1.71	5/15/19	1,750,000		1,755,169
Ford Credit Floorplan Master Owner Trust A, Ser. 2015-1, Cl. A1	1.42	1/15/20	8,355,000		8,348,602
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	4,620,000		4,647,313
Ford Motor Credit, Sr. Unscd. Notes	2.55	10/5/18	1,700,000		1,709,969

Bonds and Notes - 96.6% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 30.3% (continued)
Ford Motor Credit, Sr. Unscd. Notes		3.34	3/18/21	3,475,000		3,499,603
Freeport-McMoRan, Gtd. Notes		2.15	3/1/17	5,435,000		5,407,825
Freeport-McMoRan, Gtd. Notes		5.45	3/15/43	4,275,000		3,559,023
GAHR Commercial Mortgage Trust, Ser. 2015-NRF, Cl. EFX		3.38	12/15/19	3,620,000	[b,d]	3,522,569
GAHR Commercial Mortgage Trust, Ser. 2015-NRF, Cl. FFX		3.38	12/15/19	1,640,000	[b,d]	1,553,917
General Electric, Jr. Sub. Debs., Ser. D		5.00	12/29/49	3,085,000	[d]	3,205,161
General Motors Financial, Gtd. Notes		3.10	1/15/19	4,475,000		4,523,129
General Motors Financial, Gtd. Notes		2.35	10/4/19	9,650,000		9,538,398
Genesis Energy, Gtd. Notes		6.75	8/1/22	1,370,000		1,430,280
GM Financial Automobile Leasing Trust, Ser. 2015-1, Cl. D		3.01	3/20/20	3,350,000		3,389,592
Goldman Sachs Group, Sr. Unscd. Notes		3.50	11/16/26	10,380,000	[c]	10,188,188
Goldman Sachs Group, Sub. Notes		4.25	10/21/25	6,710,000		6,819,641
GS Mortgage Securities Trust, Ser. 2016-GS2, Cl. A2		2.64	5/10/49	4,200,000		4,244,583
Hyundai Auto Receivables Trust, Ser. 2015-A, Cl. C		1.98	7/15/20	1,320,000		1,313,957
Icahn Enterprises, Gtd. Notes		5.88	2/1/22	3,190,000		3,182,025
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2006-CB17, Cl. AM		5.46	12/12/43	1,045,336		1,045,031
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2006-LDP9, Cl. AM		5.37	5/15/47	4,307,414		4,306,042
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2007-LDPX, Cl. AM		5.46	1/15/49	9,190,000	[d]	9,114,155
JPMorgan Chase & Co., Sr. Unscd. Notes		3.30	4/1/26	9,610,000		9,439,913
KeyCorp Student Loan Trust, Ser. 1999-B, Cl. CTFS		1.65	11/25/36	16,685	[d]	16,067
Kraft Heinz Foods, Gtd. Notes	EUR	2.00	6/30/23	5,300,000		5,869,305
Kraft Heinz Foods, Gtd. Notes	EUR	2.25	5/25/28	13,575,000		14,588,859
Kubota Credit Owner Trust, Ser. 2016-1A, Cl. A3		1.50	7/15/20	4,900,000	[b]	4,853,403
Metropolitan Life Global Funding I, Scd. Notes		1.50	1/10/18	4,605,000	[b]	4,605,939
Morgan Stanley, Sr. Unscd. Notes		4.00	7/23/25	3,450,000		3,538,027
Morgan Stanley Capital I Trust, Ser. 2007-IQ14, Cl. AM		5.69	4/15/49	5,692,000	[d]	5,581,756

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 96.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 30.3% (continued)
Morgan Stanley Mortgage Loan Trust, Ser. 2005-1, Cl. 4A1	1.06	3/25/35	242,087	[d]	221,794
Newell Brands, Sr. Unscd. Notes	2.60	3/29/19	3,925,000		3,969,270
Occidental Petroleum, Sr. Unscd. Bonds	3.00	2/15/27	6,675,000		6,456,741
OneMain Financial Issuance Trust, Ser. 2014-2A, Cl. A	2.47	9/18/24	4,494,218	[b]	4,501,595
OneMain Financial Issuance Trust, Ser. 2015-1A, Cl. A	3.19	3/18/26	5,344,000	[b]	5,387,804
OneMain Financial Issuance Trust, Ser. 2015-1A, Cl. B	3.85	3/18/26	3,250,000	[b]	3,255,355
OneMain Financial Issuance Trust, Ser. 2015-2A, Cl. A	2.57	7/18/25	6,225,000	[b]	6,232,542
Oracle, Sr. Unscd. Notes	4.00	7/15/46	11,100,000		10,621,756
Prime Security Services Borrower, Scd. Notes	9.25	5/15/23	3,300,000	[b]	3,601,125
Prudential Financial, Sr. Unscd. Notes	5.38	6/21/20	2,200,000		2,410,054
Prudential Financial, Sr. Unscd. Notes	4.50	11/15/20	4,000,000		4,286,652
Reynolds Group, Gtd. Notes	7.00	7/15/24	3,345,000	[b,c]	3,560,334
Santander Drive Auto Receivables Trust, Ser. 2015-5, Cl. D	3.65	12/15/21	886,000		908,289
Scientific Games International, Gtd. Notes	10.00	12/1/22	3,105,000		3,105,000
SoFi Consumer Loan Program Trust, Ser. 2016-3, Cl. A	3.05	12/26/25	966,049	[b]	963,881
Southern, Sr. Unscd. Notes	3.25	7/1/26	9,275,000		9,031,624
Springleaf Funding Trust, Ser. 2013-AA, Cl. A	2.41	12/15/22	1,531,736	[b]	1,532,365
Springleaf Funding Trust, Ser. 2013-AA, Cl. A	3.45	12/15/22	3,450,000	[b]	3,457,604
Springleaf Funding Trust, Ser. 2015-AA, Cl. A	3.16	11/15/24	9,175,000	[b]	9,250,174
Springleaf Funding Trust, Ser. 2016-AA, Cl. A	2.90	11/15/29	12,150,000	[b]	12,126,222
Sprint Communications, Sr. Unscd. Notes	7.00	8/15/20	4,050,000		4,303,571
Sprint Spectrum, Sr. Scd. Notes	3.36	3/20/23	9,800,000	[b]	9,842,826
SunTrust Auto Receivables Trust, Ser. 2015-15A, Cl. A3	1.42	9/16/19	7,025,000	[b]	7,024,878
Targa Resources Partners, Sr. Unscd. Notes	5.13	2/1/25	3,425,000	[b]	3,412,156
T-Mobile USA, Gtd. Notes	6.00	3/1/23	2,900,000		3,070,375
Tricon American Homes, Ser. 2016-SFR1, Cl. A	2.59	11/17/33	13,190,000	[b]	12,810,111
U.S. Treasury, Notes	1.13	8/31/21	53,950,000		52,084,247
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/20	65,002,165	[c,j]	65,693,008

Bonds and Notes - 96.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 30.3% (continued)
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/21	34,369,956	[c,j]	34,586,555
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/26	42,217,535	[j]	42,605,472
Verizon Owner Trust, Ser. 2016-1A, Cl. A	1.42	1/20/21	8,000,000	[b]	7,952,339
Visa, Sr. Unscd. Notes	2.20	12/14/20	9,250,000		9,260,193
Volkswagen Group of America Finance, Gtd. Notes	1.25	5/23/17	4,175,000	[b]	4,168,633
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Cl. AJ	5.71	6/15/49	6,930,000	[d]	6,719,689
Walgreens Boots Alliance, Sr. Unscd. Notes	1.75	5/30/18	5,550,000		5,556,621
Wells Fargo & Co., Sr. Unscd. Notes	3.00	4/22/26	6,125,000		5,843,440
Wells Fargo & Co., Sub. Notes	4.30	7/22/27	1,675,000		1,722,386
Westlake Automobile Receivables Trust, Ser. 2014-2A, Cl. D	2.86	7/15/21	2,125,000	[b]	2,135,272
ZFS Finance (USA) Trust V, Jr. Sub. Cap. Secs.	6.50	5/9/67	9,046,000	[b,d]	9,092,587
			825,654,907
Total Bonds and Notes (cost $2,720,591,654)			2,635,723,643
Options Purchased - .0%			Face Amount Covered by Contracts ($)	[a]	Value ($)
Put Options - .0%
Mexican New Peso, February 2017 @ MXN 18.17 (cost $302,772)			27,600,000		15
Short-Term Investments - 1.0%	Yield at Date of Purchase (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Treasury Bills (cost $28,193,024)	0.46	4/27/17	28,235,000	[k]	28,186,944
Other Investment - 1.2%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $31,616,126)			31,616,126	[l]	31,616,126

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral for Securities Loaned - .6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $15,307,041)	15,307,041	[l] 15,307,041
Total Investments (cost $2,796,010,617)	99.4%	2,710,833,769
Cash and Receivables (Net)	0.6%	17,692,767
Net Assets	100.0%	2,728,526,536

a Principal amount stated in U.S. Dollars unless otherwise noted.

ARS—Argentine Peso
AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
COP—Colombian Peso
EUR—Euro
GBP—British Pound
HUF—Hungarian Forint
JPY—Japanese Yen
KRW—South Korean Won
MXN—Mexican Peso
NOK—Norwegian Krone
NZD—New Zealand Dollar
PLN—Polish Zloty
RUB—Russian Ruble
SEK—Swedish Krona
TRY—Turkish Lira

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities were valued at $545,108,602 or 19.98% of net assets.
c Security, or portion thereof, on loan. At December 31, 2016, the value of the fund’s securities on loan was $79,901,149 and the value of the collateral held by the fund was $81,879,609, consisting of cash collateral of $15,307,041 and U.S. Government & Agency securities valued at $66,572,568.
d Variable rate security—rate shown is the interest rate in effect at period end.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Italian Consumer Price Index.
f Principal amount for accrual purposes is periodically adjusted based on changes in the Japanese Consumer Price Index.
g Principal amount for accrual purposes is periodically adjusted based on changes in the Mexican Consumer Price Index.
h Principal amount for accrual purposes is periodically adjusted based on changes in the New Zealand Consumer Price Index.
i The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
j Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
k Held by or on behalf of a counterparty for open futures contracts.
l Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Foreign/Governmental	54.0
Corporate Bonds	22.3
Asset-Backed	10.4
U.S. Government	7.1
Short-Term/Money Market Investments	2.8
Commercial Mortgage-Backed	2.7
Residential Mortgage-Backed	.1
Options Purchased	.0
99.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF FUTURES
December 31, 2016

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) ($)

Futures Long
Australian 3 Year Bond	6,318	508,222,868	March 2017	(789,186)
Canadian 10 Year Bond	524	53,674,241	March 2017	(233,592)
Euro 30 Year Bond	4	730,626	March 2017	13,806
Euro-Bobl	139	19,552,591	March 2017	149,533
Japanese 10 Year Bond	29	37,278,802	March 2017	14,757
Long Gilt	235	36,442,348	March 2017	685,942
U.S. Treasury 2 Year Notes	193	41,820,688	March 2017	(24,659)
U.S. Treasury 5 Year Notes	594	69,892,453	March 2017	(159,921)
U.S. Treasury Ultra Long Bond	232	37,178,000	March 2017	374,485
Futures Short
Australian 10 Year Bond	470	(43,327,243)	March 2017	(212,986)
Euro BTP Italian Government Bond	32	(4,557,906)	March 2017	(84,586)
Euro-Bond	689	(119,054,454)	March 2017	(1,975,711)
Euro-Schatz	33	(3,900,682)	March 2017	(7,333)
U.S. Treasury 10 Year Notes	39	(4,846,969)	March 2017	(42,094)
U.S. Treasury Long Bond	78	(11,751,188)	March 2017	143,652
Gross Unrealized Appreciation				1,382,175
Gross Unrealized Depreciation				(3,530,068)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
December 31, 2016

	Face Amount Covered by Contracts ($)	Value ($)
Call Options:
Mexican New Peso,
February 2017 @ MXN 20.38	27,600,000	(771,194)
Total Options Written (premiums received $400,200)		(771,194)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $79,901,149)—Note 1(c):
Unaffiliated issuers	2,749,087,450	2,663,910,602
Affiliated issuers	46,923,167	46,923,167
Cash		19,253,154
Cash denominated in foreign currency	21,551,838	21,251,067
Dividends, interest and securities lending income receivable		19,704,077
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		15,405,093
Receivable for shares of Beneficial Interest subscribed		8,089,208
Receivable for investment securities sold		1,654,474
Receivable for futures variation margin—Note 4		896,122
Prepaid expenses		76,466
		2,797,163,430
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,338,529
Payable for shares of Beneficial Interest redeemed		21,163,850
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		18,740,501
Liability for securities on loan—Note 1(c)		15,307,041
Payable for investment securities purchased		10,835,819
Outstanding options written, at value (premiums received $400,200)—See Statement of Options Written—Note 4		771,194
Distributions payable		59,997
Accrued expenses		419,963
		68,636,894
Net Assets ($)		2,728,526,536
Composition of Net Assets ($):
Paid-in capital		2,795,234,379
Accumulated undistributed investment income—net		13,592,081
Accumulated net realized gain (loss) on investments		10,644,538
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions [including ($2,147,893) net unrealized (depreciation) on futures]		(90,944,462)
Net Assets ($)		2,728,526,536

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	326,653,553	98,625,953	2,182,666,470	120,580,560
Shares Outstanding	15,530,222	4,709,484	103,636,601	5,724,445
Net Asset Value Per Share ($)	21.03	20.94	21.06	21.06

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income ($):
Income:
Interest (net of $243,941 foreign taxes withheld at source)	51,191,884
Dividends from affiliated issuers	296,874
Income from securities lending—Note 1(c)	200,698
Total Income	51,689,456
Expenses:
Investment advisory fee—Note 3(a)	10,254,725
Shareholder servicing costs—Note 3(c)	2,523,350
Distribution fees—Note 3(b)	710,518
Custodian fees—Note 3(c)	466,426
Registration fees	249,608
Administration fee—Note 3(a)	246,309
Prospectus and shareholders’ reports	214,210
Trustees’ fees and expenses—Note 3(d)	207,290
Professional fees	110,546
Loan commitment fees—Note 2	52,303
Miscellaneous	98,316
Total Expenses	15,133,601
Less—reduction in fees due to earnings credits—Note 3(c)	(999)
Net Expenses	15,132,602
Investment Income—Net	36,556,854
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	23,116,502
Net realized gain (loss) on options transactions	(3,170,492)
Net realized gain (loss) on futures	(7,432,387)
Net realized gain (loss) on swap transactions	(4,427,132)
Net realized gain (loss) on forward foreign currency exchange contracts	59,491,982
Net Realized Gain (Loss)	67,578,473
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(49,151,640)
Net unrealized appreciation (depreciation) on options transactions	(673,751)
Net unrealized appreciation (depreciation) on futures	(3,141,450)
Net unrealized appreciation (depreciation) on swap transactions	1,488,003
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,622,559)
Net Unrealized Appreciation (Depreciation)	(53,101,397)
Net Realized and Unrealized Gain (Loss) on Investments	14,477,076
Net Increase in Net Assets Resulting from Operations	51,033,930

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
Operations ($):
Investment income—net	36,556,854	27,023,147
Net realized gain (loss) on investments	67,578,473	(4,528,397)
Net unrealized appreciation (depreciation) on investments	(53,101,397)	(39,524,403)
Net Increase (Decrease) in Net Assets Resulting from Operations	51,033,930	(17,029,653)
Distributions to Shareholders from ($):
Investment income—net:
Class A	(4,909,696)	(4,739,475)
Class C	(808,845)	(898,465)
Class I	(39,203,238)	(29,223,825)
Class Y	(1,831,873)	(1,499,909)
Net realized gain on investments:
Class A	(1,885,054)	(1,032,412)
Class C	(574,620)	(276,611)
Class I	(12,601,405)	(5,248,506)
Class Y	(572,867)	(129,524)
Total Distributions	(62,387,598)	(43,048,727)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	212,823,302	257,100,661
Class C	51,395,794	60,124,917
Class I	1,486,557,540	1,375,190,537
Class Y	75,666,411	79,255,196
Distributions reinvested:
Class A	6,624,872	5,941,425
Class C	1,235,683	1,175,179
Class I	42,582,313	31,562,157
Class Y	2,365,944	1,586,222
Cost of shares redeemed:
Class A	(156,385,690)	(111,906,096)
Class C	(31,014,339)	(9,261,229)
Class I	(947,437,488)	(377,567,985)
Class Y	(39,695,613)	(24,472,558)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	704,718,729	1,288,728,426
Total Increase (Decrease) in Net Assets	693,365,061	1,228,650,046
Net Assets ($):
Beginning of Period	2,035,161,475	806,511,429
End of Period	2,728,526,536	2,035,161,475
Undistributed (distributions in excess of) investment income—net	13,592,081	(2,223,109)

	Year Ended December 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	9,903,836	11,855,699
Shares issued for distributions reinvested	315,020	277,424
Shares redeemed	(7,279,340)	(5,212,459)
Net Increase (Decrease) in Shares Outstanding	2,939,516	6,920,664
Class C
Shares sold	2,404,585	2,780,277
Shares issued for distributions reinvested	59,010	55,086
Shares redeemed	(1,451,030)	(432,481)
Net Increase (Decrease) in Shares Outstanding	1,012,565	2,402,882
Class Ia
Shares sold	69,114,509	63,625,086
Shares issued for distributions reinvested	2,021,953	1,473,449
Shares redeemed	(43,981,047)	(17,524,175)
Net Increase (Decrease) in Shares Outstanding	27,155,415	47,574,360
Class Ya
Shares sold	3,543,366	3,682,474
Shares issued for distributions reinvested	112,343	74,507
Shares redeemed	(1,837,932)	(1,135,152)
Net Increase (Decrease) in Shares Outstanding	1,817,777	2,621,829

[a]During the period ended December 31, 2015, 221,701 Class I shares representing $4,733,312 were exchanged for 221,597 Class Y shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	21.03	21.69	21.14	21.82	20.74
Investment Operations:
Investment income—net[a]	.26	.37	.44	.51	.43
Net realized and unrealized gain (loss) on investments	.18	(.50)	1.15	(.55)	1.48
Total from Investment Operations	.44	(.13)	1.59	(.04)	1.91
Distributions:
Dividends from investment income—net	(.32)	(.41)	(.73)	(.62)	(.37)
Dividends from net realized gain on investments	(.12)	(.12)	(.31)	(.02)	(.46)
Total Distributions	(.44)	(.53)	(1.04)	(.64)	(.83)
Net asset value, end of period	21.03	21.03	21.69	21.14	21.82
Total Return (%)[b]	2.12	(.61)	7.55	(.18)	9.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.82	.89	.88	.93
Ratio of net expenses to average net assets	.81	.82	.89	.88	.93
Ratio of net investment income to average net assets	1.20	1.68	2.06	2.35	1.99
Portfolio Turnover Rate	125.98	178.07	180.28	189.93	245.46[c]
Net Assets, end of period ($ x 1,000)	326,654	264,829	122,987	104,431	75,834

a Based on average shares outstanding.
b Exclusive of sales charge.
c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended December 31, 2012 was 197.97%.

See notes to financial statements.

Class C Shares	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	20.95	21.63	21.06	21.74	20.68
Investment Operations:
Investment income—net[a]	.10	.21	.28	.34	.27
Net realized and unrealized gain (loss) on investments	.18	(.49)	1.14	(.55)	1.47
Total from Investment Operations	.28	(.28)	1.42	(.21)	1.74
Distributions:
Dividends from investment income—net	(.17)	(.28)	(.54)	(.45)	(.22)
Dividends from net realized gain on investments	(.12)	(.12)	(.31)	(.02)	(.46)
Total Distributions	(.29)	(.40)	(.85)	(.47)	(.68)
Net asset value, end of period	20.94	20.95	21.63	21.06	21.74
Total Return (%)[b]	1.37	(1.34)	6.76	(.94)	8.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.55	1.55	1.65	1.63	1.68
Ratio of net expenses to average net assets	1.55	1.55	1.65	1.63	1.68
Ratio of net investment income to average net assets	.47	.95	1.29	1.58	1.24
Portfolio Turnover Rate	125.98	178.07	180.28	189.93	245.46[c]
Net Assets, end of period ($ x 1,000)	98,626	77,460	27,989	19,481	16,613

a Based on average shares outstanding.
b Exclusive of sales charge.
c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended December 31, 2012 was 197.97%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	21.06	21.71	21.17	21.85	20.77
Investment Operations:
Investment income—net[a]	.32	.43	.51	.57	.50
Net realized and unrealized gain (loss) on investments	.18	(.48)	1.14	(.55)	1.47
Total from Investment Operations	.50	(.05)	1.65	.02	1.97
Distributions:
Dividends from investment income—net	(.38)	(.48)	(.80)	(.68)	(.43)
Dividends from net realized gain on investments	(.12)	(.12)	(.31)	(.02)	(.46)
Total Distributions	(.50)	(.60)	(1.11)	(.70)	(.89)
Net asset value, end of period	21.06	21.06	21.71	21.17	21.85
Total Return (%)	2.41	(.28)	7.85	.11	9.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.52	.59	.57	.63
Ratio of net expenses to average net assets	.52	.52	.59	.57	.63
Ratio of net investment income to average net assets	1.50	1.99	2.35	2.62	2.29
Portfolio Turnover Rate	125.98	178.07	180.28	189.93	245.46[b]
Net Assets, end of period ($ x 1,000)	2,182,666	1,610,590	627,638	271,132	200,694

a Based on average shares outstanding.
b The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended December 31, 2012 was 197.97%.

See notes to financial statements.

Class Y Shares		Year Ended December 31,
	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	21.06	21.71	21.17	21.23
Investment Operations:
Investment income—net[b]	.33	.44	.54	.30
Net realized and unrealized gain (loss) on investments	.18	(.49)	1.12	.04
Total from Investment Operations	.51	(.05)	1.66	.34
Distributions:
Dividends from investment income—net	(.39)	(.48)	(.81)	(.40)
Dividends from net realized gain on investments	(.12)	(.12)	(.31)	-
Total Distributions	(.51)	(.60)	(1.12)	(.40)
Net asset value, end of period	21.06	21.06	21.71	21.17
Total Return (%)	2.46	(.29)	7.94	1.60[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.46	.48	.54	.55[d]
Ratio of net expenses to average net assets	.46	.48	.54	.55[d]
Ratio of net investment income to average net assets	1.55	2.03	2.41	2.84[d]
Portfolio Turnover Rate	125.98	178.07	180.28	189.93
Net Assets, end of period ($ x 1,000)	120,581	82,283	27,897	1

a From the close of business on July 1, 2013 (commencement of initial offering) to December 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish Global Fixed Income Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Standish Mellon Asset Management Company LLC (“Standish”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	282,551,769	-	282,551,769
Commercial Mortgage-Backed	-	74,194,768	-	74,194,768
Corporate Bonds†	-	608,305,898	-	608,305,898
Foreign Government	-	1,472,980,367	-	1,472,980,367
Registered Investment Companies	46,923,167	-	-	46,923,167
Residential Mortgage-Backed	-	2,721,559	-	2,721,559
U.S. Treasury	-	223,156,226	-	223,156,226
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	15,405,093	-	15,405,093
Futures††	1,382,175	-	-	1,382,175
Options Purchased	-	15	-	15

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(18,740,501)	-	(18,740,501)
Futures††	(3,530,068)	-	-	(3,530,068)
Options Written	-	(771,194)	-	(771,194)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At December 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2016, The Bank of New York Mellon earned $51,427 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2016 were as follows:

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 12/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	18,584,235	404,084,431	422,668,666	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	167,760,899	1,952,647,868	2,088,792,641	31,616,126	1.2
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	63,533,983	48,226,942	15,307,041.6
Total	186,345,134	2,420,266,282	2,559,688,249	46,923,167	1.8

† During the period ended December 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.
†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry or country.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four–year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows: accumulated ordinary income $23,382,042, undistributed capital gains $13,463,163 and unrealized depreciation $96,653,012. In addition, the fund had $6,900,036 of capital losses realized after October 31, 2016, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2016 and December 31, 2015 were as follows: ordinary income $54,443,931 and $38,068,010, and long-term capital gains $7,943,667 and $4,980,717, respectively.

During the period ended December 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage-backed securities, foreign currency transactions, amortization of premiums, swap periodic payments, treasury inflation-protected securities and dividend reclassification, the fund increased accumulated undistributed investment income-net by $26,011,988 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .40% of the

NOTES TO FINANCIAL STATEMENTS (continued)

value of the fund’s average daily net assets and is payable monthly. Dreyfus had contractually agreed, from January 1, 2016 through May 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of Class Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .50% of the value of Class Y shares’ average daily net assets. During the period ended December 31, 2016, there was no reimbursement pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between Dreyfus and Standish, Standish serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $246,309 during the period ended December 31, 2016.

During the period ended December 31, 2016, the Distributor retained $19,230 from commissions earned on sales of the fund’s Class A shares and $63,692 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2016, Class C shares were charged $710,518 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2016, Class A and Class C shares were charged $796,978 and $236,839, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2016, the fund was charged $32,473 for transfer agency services and $2,149 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $999.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2016, the fund was charged $466,426 pursuant to the custody agreement.

During the period ended December 31, 2016, the fund was charged $9,640 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $921,256, administration fees $20,854, Distribution Plan fees $63,221, Shareholder Services Plan fees $91,234, custodian fees $231,710, Chief Compliance Officer fees $7,314 and transfer agency fees $2,940.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, futures, options transactions and swap transactions, during the period ended December 31, 2016, amounted to $3,675,901,084 and $3,042,137,601, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2016 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2016 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in foreign currencies, or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

NOTES TO FINANCIAL STATEMENTS (continued)

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended December 31, 2016:

Option Written:	Face Amount Covered By Contracts ($)	Premiums Received ($)	Options Terminated
			Cost ($)	Net Realized Gain (Loss) ($)
Contracts outstanding December 31, 2015
	-	-
Contracts written	79,900,000	973,125
Contracts terminated:
Contracts expired	52,300,000	572,925	-	572,925
Contracts outstanding December 31, 2016	27,600,000	400,200

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at December 31, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
Indonesian Rupiah,
Expiring
1/13/2017	332,197,165,000	25,113,181	24,607,435	(505,746)
Goldman Sachs International
Colombian Peso,
Expiring
1/13/2017	39,859,020,000	13,407,003	13,239,943	(167,060)
Russian Ruble,
Expiring
1/13/2017	930,130,000	14,509,286	15,113,282	603,996
South Korean Won,
Expiring
1/13/2017	20,646,020,000	17,367,840	17,093,906	(273,934)
HSBC
Mexican New Peso,
Expiring
1/13/2017	65,350,000	3,116,454	3,145,605	29,151
Swedish Krona,
Expiring
1/31/2017	474,025,000	50,868,409	52,143,139	1,274,730
JP Morgan Chase Bank
Brazilian Real,
Expiring
2/2/2017	23,510,000	6,891,801	7,149,040	257,239

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
JP Morgan Chase Bank (continued)
Mexican New Peso,
Expiring
1/13/2017	1,037,590,000	50,518,039	49,944,127	(573,912)
South African Rand,
Expiring
1/13/2017	378,810,000	28,220,439	27,507,686	(712,753)
South Korean Won,
Expiring
1/13/2017	17,036,265,000	14,272,018	14,105,204	(166,814)
Turkish Lira,
Expiring
1/13/2017	36,380,000	11,388,136	10,284,752	(1,103,384)
Morgan Stanley Capital Services
Japanese Yen,
Expiring
1/10/2017	650,215,416	5,569,866	5,563,340	(6,526)
Sales:
Bank of America
Australian Dollar,
Expiring
1/31/2017	24,230,000	17,360,190	17,470,476	(110,286)
Euro,
Expiring
1/31/2017	77,512,000	80,786,882	81,734,522	(947,640)
South African Rand,
Expiring
1/13/2017	378,810,000	26,823,155	27,507,686	(684,531)
Barclays Bank
Japanese Yen,
Expiring
1/31/2017	7,056,730,000	60,134,402	60,491,359	(356,957)
Citigroup
Colombian Peso,
Expiring
1/13/2017	39,859,020,000	12,534,678	13,239,943	(705,265)
Euro,
Expiring
1/31/2017	80,184,000	83,610,262	84,552,081	(941,819)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Citigroup (continued)
South Korean Won,
Expiring
1/13/2017	122,742,100,000	107,835,938	101,624,524	6,211,414
Goldman Sachs International
Euro,
Expiring
1/31/2017	122,385,000	127,650,247	129,052,011	(1,401,764)
Mexican New Peso,
Expiring
1/13/2017	1,106,825,000	58,447,387	53,276,736	5,170,651
HSBC
British Pound,
Expiring
1/31/2017	62,625,000	77,282,131	77,250,155	31,976
Canadian Dollar,
Expiring
1/31/2017	232,220,000	171,308,340	173,025,885	(1,717,545)
Euro,
Expiring
1/31/2017	115,124,000	120,004,682	121,395,463	(1,390,781)
Japanese Yen,
Expiring
1/31/2017	46,114,093,000	392,285,424	395,296,995	(3,011,571)
New Zealand Dollar,
Expiring
1/31/2017	134,220,000	93,048,686	93,134,820	(86,134)
South Korean Won,
Expiring
1/13/2017	8,696,400,000	7,657,169	7,200,199	456,970
JP Morgan Chase Bank
Euro,
Expiring
1/31/2017	128,295,000	133,775,762	135,283,962	(1,508,200)
Hungarian Forint,
Expiring
1/13/2017	10,229,840,000	36,080,273	34,839,067	1,241,206
Russian Ruble,
Expiring
1/13/2017	930,130,000	14,237,870	15,113,282	(875,412)

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
JP Morgan Chase Bank (continued)
Singapore Dollar,
Expiring
1/31/2017	23,655,000	16,323,362	16,330,484	(7,122)
Taiwan Dollar,
Expiring
1/13/2017	1,284,845,000	40,016,670	39,890,438	126,232
Morgan Stanley Capital Services
Japanese Yen,
Expiring
1/31/2017	650,220,000	5,575,312	5,573,784	1,528
UBS
Euro,
Expiring
1/31/2017	104,240,000	108,648,310	109,918,549	(1,270,239)
Mexican New Peso,
Expiring
1/13/2017	512,050,000	24,516,166	24,647,395	(131,229)
Norwegian Krone,
Expiring
1/31/2017	295,690,000	34,168,310	34,252,187	(83,877)
Gross Unrealized Appreciation				15,405,093
Gross Unrealized Depreciation				(18,740,501)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. At December 31, 2016, there were no interest rate swap agreements outstanding.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At December 31, 2016, there were no credit default swap agreements outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

Fair value of derivative instruments as of December 31, 2016 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	1,382,175	[1]	Interest rate risk	(3,530,068)	[1]
Foreign exchange risk	15,405,108	[2,3]	Foreign exchange risk	(19,511,695)	[3,4]
Gross fair value of derivative contracts	16,787,283			(23,041,763)

Statement of Assets and Liabilities location:
[1]Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[4]Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2016 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Transactions	[4]	Total
Interest rate	(7,432,387)		-		-		(529,988)		(7,962,375)
Foreign exchange	-		(3,170,492)		59,491,982		-		56,321,490
Credit	-		-		-		(3,897,144)		(3,897,144)
Total	(7,432,387)		(3,170,492)		59,491,982		(4,427,132)		44,461,971

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Transactions	[8]	Total
Interest rate	(3,141,450)		-		-		-		(3,141,450)
Foreign exchange	-		(673,751)		(1,622,559)		-		(2,296,310)
Credit	-		-		-		1,488,003		1,488,003
Total	(3,141,450)		(673,751)		(1,622,559)		1,488,003		(3,949,757)

Statement of Operations location:
[1]Net realized gain (loss) on futures.
[2]Net realized gain (loss) on options transactions.
[3]Net realized gain (loss) on forward foreign currency exchange contracts.
[4]Net realized gain (loss) on swap transactions.
[5]Net unrealized appreciation (depreciation) on futures.
[6]Net unrealized appreciation (depreciation) on options transactions.
[7]Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	1,382,175	(3,530,068)
Options	15	(771,194)
Forward contracts	15,405,093	(18,740,501)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	16,787,283	(23,041,763)
Derivatives not subject to
Master Agreements	(1,382,175)	3,530,068
Total gross amount of assets
and liabilities subject to
Master Agreements	15,405,108	(19,511,695)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2016:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Citigroup	6,211,414		(1,647,084)	(4,564,330)		-
Goldman Sachs International	5,774,662		(2,613,952)	(3,160,710)		-
HSBC	1,792,827		(1,792,827)	-		-
JP Morgan Chase Bank	1,624,677		(1,624,677)	-		-
Morgan Stanley Capital Services	1,528		(1,528)	-		-
Total	15,405,108		(7,680,068)	(7,725,040)		-

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of America	(2,248,203)		-	375,000		(1,873,203)
Barclays Bank	(356,957)		-	352,000		(4,957)
Citigroup	(1,647,084)		1,647,084	-		-
Goldman Sachs International	(2,613,952)		2,613,952	-		-
HSBC	(6,206,031)		1,792,827	-		(4,413,204)
JP Morgan Chase Bank	(4,947,597)		1,624,677	3,322,920		-
Morgan Stanley Capital Services	(6,526)		1,528	-		(4,998)
UBS	(1,485,345)		-	-		(1,485,345)
Total	(19,511,695)		7,680,068	4,049,920		(7,781,707)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
† See Statement of Investments for detailed information regarding collateral held for open futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2016:

Average Market Value ($)
Interest rate futures	781,983,880
Foreign currency options contracts	566,503
Forward contracts	2,801,632,758

The following summarizes the average notional value of swap agreements outstanding during the period ended December 31, 2016:

Average Notional Value ($)
Interest rate swap agreements	4,322,097
Credit default swap agreements	2,792,308

At December 31, 2016, the cost of investments for federal income tax purposes was $2,801,796,372; accordingly, accumulated net unrealized depreciation on investments was $90,962,603, consisting of $15,862,906 gross unrealized appreciation and $106,825,509 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus/Standish Global Fixed Income Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments, futures, and options written, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Standish Global Fixed Income Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 24, 2017

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 22.06% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0627 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0607 as a short-term capital gain dividend paid on December 30, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of MBSC Securities Corporation since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

Dreyfus/Standish Global Fixed Income Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Standish Mellon Asset Management
Company LLC
BNY Mellon Center|
201 Washington Street
Suite 2900
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DHGAX Class C: DHGCX Class I: SDGIX Class Y: DSDYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6940AR1216

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $48,000 in 2015 and $49,300 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,100 in 2015 and $5,200 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ 0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,735 in 2015 and $2,800 in 2016. These services consisted of: review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $15,629,059 in 2015 and $18,722,000 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

                        Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      /s/Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 24, 2017

By:       /s/James Windels

            James Windels

            Treasurer

Date:    February 24, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)